This material is for informational purposes only and subject to change without notice. It describes Ixia’s present plans to develop and make available to its customers certain products, features and functionality. Ixia is only obligated to provide those deliverables specifically included in a written agreement between Ixia and the customer. ©2011 Ixia. All rights reserved.

Ixia to Acquire BreakingPoint
Systems, Inc.
July 2012
Exhibit 99.2

Safe Harbor, Forward Looking Statements,
and Non-GAAP Information
Non-GAAP Information
To supplement our consolidated financial results prepared in accordance with Generally Accepted Accounting Principles ("GAAP"), we have included certain non-GAAP financial measures in this presentation. Specifically, we have provided non-GAAP financial measures
(e.g., non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income and margin, non-GAAP interest income and other, net, non-GAAP income tax expense and effective tax rate, non-GAAP net income and margin, and non-GAAP diluted earnings per share) that exclude certain non-cash and/or non-recurring income and expense items such as proceeds and expenses from certain legal and contractual settlements, stock-based compensation expenses, acquisition and other related costs, the amortization of acquisition-
related intangible assets, restructuring expenses, certain inventory adjustments, the impairment charges and proceeds related to certain investments, and the related income tax effects of these items, as well as the income tax impacts of valuation allowances recorded against certain deferred tax assets. The aforementioned items represent income and expense items that may be difficult to estimate from period to period and we believe that are not directly attributable to the underlying performance of our business operations. These non-
GAAP financial measures are provided to enhance the user's overall understanding of our financial performance. We believe that by excluding these items, our non-GAAP measures provide supplemental information to both management and investors that is useful in assessing our core operating performance, in evaluating our ongoing business operations and in comparing our results of operations on a consistent basis from period to period. These non-GAAP financial measures are also used by management to plan and forecast future periods and to assist in making operating and strategic decisions. The presentation of this additional information is not prepared in accordance with GAAP. The information therefore may not necessarily be comparable to that of other companies and should be considered as a supplement to, not a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. A reconciliation of GAAP to non-GAAP results is provided at the end of this investor presentation.
Safe Harbor and Forward Looking Statements
Certain statements made in this document are forward-looking statements, including, without limitation, statements regarding possible future revenues, cost savings, growth and profitability and future business and market share. In some cases, such forward looking statements can be identified by terms such as "may," "will," "should," "could," "would," "expect," "plan," "anticipate," "believe," "estimate,"
"project," "predict," "potential," and variations of these words and similar expressions are intended to identify forward-looking statements.
These statements reflect our current views with respect to future events and are based on assumptions and are subject to risks and uncertainties. These risks, uncertainties and other factors may cause our future results, performances or achievements to be materially different from those expressed or implied by our forward-looking statements and include, among other things: the current global economy, competition, consistency of orders from significant customers, our success in developing and producing new products, market acceptance of our products, war, terrorism, political unrest, natural disasters and other circumstances that could, among other consequences, reduce the demand for our products, disrupt our supply chain or impact the delivery of our products, and the risk that the anticipated benefits of our recent or future acquisitions will not be realized. The factors that may cause future results to differ materially from our current expectations also include, without limitation, the risks identified in our Annual Report on Form 10-K for the year ended
December 31, 2011, and in our other filings with the Securities and Exchange Commission. Many of these risks and uncertainties are outside of our control and are difficult for us to forecast or mitigate. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Transaction Summary Transaction Summary Transaction Acquisition of BreakingPoint Systems, Inc. (“BPS”) Type Stock Purchase Purchase Price $160 million Financing Cash on Hand Expected Close Q3 2012 3

Security Intelligence and Testing CREATE Global Application and Threat Intelligence CONTROL to Conduct Internet-Scale Simulation and Testing TRANSFORM IT Infrastructures to Prevent Advanced Threats 4

Headquarters: Austin, TX
Employees: ~ 120
Founded: 2005
Ownership: Genesis Inventions
Austin Ventures
Fiscal Year End: December 31
Leader in security and cyber threat testing
Product solutions:
• Storm/FireStorm security test platform
• Actionable Security Intelligence
• Application Threat Intelligence
Over 200 customers worldwide
Possess high level security clearances
required for government work
BreakingPoint Systems at a Glance
BreakingPoint Systems at a Glance

Business Description
Key Facts
2011 Bookings by End Market & Region
Financial Profile
NEMs
44%
Gov’t
27%
Service
Providers
17%
Enterprise
12%
North America
73%
APAC
9%
EMEA
18%
LTM
2010 * 2011 * (3/31/12)
Revenue 23.5 $     33.5 $     36.7 $
% YoY Growth 73% 43% 47%
Gross Profit 20.5 $     29.3 $     32.1 $
as a % of revenue 87% 87% 87%
Operating Income (1.3) $     2.2 $       4.6 $
as a % of revenue -6% 7% 12%
* Audited GAAP results.

Key Industry Trends Key Industry Trends Security and Resiliency Any Device, Any Content, Anywhere Growth of Rich-Media Services Cloud Services and Virtualization 6

Strategic Growth Strategic Growth 7 Customer Base Enable network DEVELOPMENT Optimize network DEPLOYMENT Validate services DELIVERY

BreakingPoint’s Diversified Customer Base
BreakingPoint’s Diversified Customer Base

Note: Percentages based on 2011 revenue. No single customer accounted for more than 10% of total revenue in 2011.
Enterprise
12%
Service Provider
17%
Government
27%
NEMs
44%

Growing Cyber Security Test Market Growing Cyber Security Test Market 9 Source: Frost & Sullivan Market growing at 27% CAGR ($ in millions)

Core
Ixia’s Markets 2011*
Ixia’s Markets 2011*
Source: Frost & Sullivan and Ixia management estimates
*  Please refer to the company’s Safe Harbor statement on slide 2.
#1
#1
#2
Broadband
Core Routers
Security
Data Center
#2
2011
Market
Position

($ in millions)
Historic TAM of $1.2 billion

Ixia’s Markets 2011*
Ixia’s Markets 2011*
Source: Frost & Sullivan and Ixia management estimates
*  Please refer to the company’s Safe Harbor statement on slide 2.
#1
#1
#2
Broadband
Core Routers
Security
Data Center
#2

Core Acquisitions
2011
Market
Position
($ in millions)
Acquisitions add $800 million to TAM

Ixia’s Markets 2014*
Ixia’s Markets 2014*
Source: Frost & Sullivan and Ixia management estimates
*  Please refer to the company’s Safe Harbor statement on slide 2.
#1
#1
#2
Broadband
Core Routers
Security
Data Center

Core Growth Acquisitions
2011
Market
Position
$600
$300
$300
$300
$500
$200
$500
$200
$350
Switching/Routing
Application Layer
Wireless
Network Visibility
LTE/4G
Wi-
Aggregation
and Filtering
Fi
Projected TAM over $3.0 billion in 2014
($ in millions)
#2

Successful Integration Record
Successful Integration Record
Date Acquisition Integration Approach
June 2009
Migrated LTE capabilities onto Ixia Hardware
Integrated sales forces
October 2009 Agilent N2X
Integrated product line and retained customers with
Fusion strategy
Integrated sales forces
July 2011 Integrated sales force and doubled sales
June 2012
Retain leadership team to drive growth
Leverage global sales force to accelerate growth
Pending
Converge platforms to create industry leading
application and security solution
Leverage global sales force to accelerate growth

$382
Ixia Anue BPS
(1) Non-GAAP results, excluding the impact stock-based compensation, amortization of acquired  intangible assets, other non-cash or non-recurring items and their related tax effects.
2010
2011
$277
Revenue
$327
2010
2011
$43
$62
GAAP Operating Profit
$45
$70
Non-
(1)
$308
Combined Financial Highlights
Combined Financial Highlights
($ in millions) ($ in millions)

Combined Financial Highlights
Combined Financial Highlights ($ in millions)

•
$422 million in cash at
March 31, 2012
•
$315 million spent on
acquisitions
•
Strong cash generation will
replenish the balance sheet
Ixia Anue BPS
2010
2011
$50
Operating Cash Flow
$51
$68
$61 $61

GAAP Financial Results for Anue and BPS
GAAP Financial Results for Anue and BPS

Anue BPS
Revenue 100% 100%
Gross Margin 82% 87%
Operating Expenses 65% 75%
Operating Margin 17% 12%
GAAP results for 12 months ended March 31, 2012

Non-GAAP
Non-GAAP
(1) (1)
Financial Model Targets
Financial Model Targets

Old
Target Model
New
Target Model
Revenue 100% 100%
Gross Margin 77-80% 80 – 82%
Operating Expenses 55-62% 57 – 62%
Operating Margin 15-25% 18 – 25%
Net Margin 10-18% 12 – 16%
Effective Tax Rate 26-27% 28 – 30%
(1) Non-GAAP results, excluding the impact stock-based compensation, amortization of acquired intangible assets, other non-cash or non-recurring items and their related tax effects.
Ixia will benefit from increased scale of post-acquisition revenue in addition to enhanced operating model.

Summary
Summary

Ixia moves from building networks to service delivery
over networks
High growth, high margin businesses, increase Ixia’s
growth rate, addressable market and market penetration
Scales Ixia’s high margin financial model
Both accretive to Non-GAAP EPS in their first full quarter

19 Thank You

Reconciliation of GAAP to Non-GAAP 1 of 2
Reconciliation of GAAP to Non-GAAP 1 of 2
($ in millions)
($ in millions)

(1) These adjustments consist of certain non-cash and/or non-recurring income and expense items such as proceeds from legal settlement, proceeds from the sale of auction rate securities, stock-based compensation, acquisition and other related costs (i.e., costs associated with our acquisitions or any other acquisition-related activities), the amortization of acquisition-related intangible assets, restructuring expenses, certain legal settlement and contract termination costs, and certain other items, as well as the related income tax effects of such items and changes in the valuation allowance related to the company's deferred tax assets. We believe that by excluding these items, we provide investors with supplemental information that is useful in comparing our ongoing operating results from period to period and in evaluating our core operations and performance.
Reconciliation of GAAP operating profit to Non-GAAP operating profit
(1)
:
December 31, December 31,
2010 2011
Operating profit, GAAP $                        $
Amortization of intangible assets 18 16
Stock-based compensation 13 13
Acquisition and other related, restructuring costs, and other
Operating profit, Non-GAAP
Year ended
6
8
40
1
$
45 $ 70

Reconciliation of GAAP to Non-GAAP 2 of 2
Reconciliation of GAAP to Non-GAAP 2 of 2
($ in millions)
($ in millions)

(1) These adjustments consist of certain non-cash and/or non-recurring income and expense items such as proceeds from legal settlement, proceeds from the sale of auction rate securities, stock-based compensation, acquisition and other related costs (i.e., costs associated with our acquisitions or any other acquisition-related activities), the amortization of acquisition-related intangible assets, restructuring expenses, certain legal settlement and contract termination costs, and certain other items, as well as the related income tax effects of such items and changes in the valuation allowance related to the company's deferred tax assets. We believe that by excluding these items, we provide investors with supplemental information that is useful in comparing our ongoing operating results from period to period and in evaluating our core operations and performance.
Reconciliation of our GAAP to Non-GAAP target model (OLD) representing selective income statement metrics shown as a percentage of total revenue:
GAAP
Adjustments
(1)
Non-GAAP GAAP
Adjustments
(1)
Non-GAAP
Revenue 100% 0% 100% 100% 0% 100%
GM% 77% 0% 77% 80% 0% 80%
Operating expense 73% -11% 62% 65% -10% 55%
Operating income (loss) 4% 11% 15% 15% 10% 25%
Interest income and other, net 1% 0% 1% 1% 0% 1%
Interest expense -3% 0% -3% -2% 0% -2%
Income tax expense (benefit) 2% 2% 4% 3% 4% 7%
Net income (loss) 1% 9% 10% 11% 6% 18%
Target Model - Low Target Model - High
Reconciliation of our GAAP to Non-GAAP target model (NEW) representing selective income statement metrics shown as a percentage of total revenue:
GAAP Adjustments
(1)
Non-GAAP GAAP Adjustments
(1)
Non-GAAP
Revenue 100% 0% 100% 100% 0% 100%
GM% 80% 0% 80% 82% 0% 82%
Operating expense 74% -12% 62% 69% -12% 57%
Operating income (loss) 6% 12% 18% 13% 12% 25%
Interest income and other, net 0% 0% 0% 0% 0% 0%
Interest expense -2% 0% -2% -1% 0% -1%
Income tax expense (benefit) 1% 4% 5% 3% 4% 7%
Net income (loss) 3% 9% 12% 8% 8% 16%
Target Model - Low Target Model - High